UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 29, 2014

Equity One, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.)
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
(Address of Principal Executive Offices) (Zip Code)
(305) 947-1664
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 29, 2014, Equity One, Inc. (the “Company”) announced its financial results for the three and nine months ended September 30, 2014. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Information Package is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Mark Langer, Executive Vice President and Chief Financial Officer,  has informed the Company that he will terminate his employment with the Company on June 30, 2015, the final day of the “Employment Period” under his amended Employment Agreement with the Company.

Item 7.01 Regulation FD Disclosure
On October 29, 2014, the Company announced its financial results for the three and nine months ended September 30, 2014. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Information Package is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
99.1 — Earnings Press Release of Equity One, Inc. dated October 29, 2014.
99.2 — Supplemental Information Package of Equity One, Inc. as of September 30, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

October 29, 2014	By:	/s/ Mark Langer
Mark Langer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Earnings Press Release of Equity One, Inc. dated October 29, 2014.

99.2	Supplemental Information Package of Equity One, Inc. as of September 30, 2014.